Exhibit G(6)

Appendix A

As of April 24, 2026, this Appendix A forms a part of the Amended, Restated and Consolidated Custodian Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company and each of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II. As of April 24, 2026, this Appendix A supersedes any previous versions of said Appendix A.

This Appendix A may be executed in counterparts, each of which when so executed will be deemed to be an original. Such counterparts together will constitute one agreement. The parties hereto consent to the use of electronic or digital technology for the execution of this Appendix A, and that delivery of the executed Appendix A or counterpart of the Appendix A by facsimile, e-mail transmission via portable document format (.pdf), Docusign, or other electronic means will be equally effective and binding as delivery of a manually executed Appendix A or counterpart or the Appendix A.

MassMutual Select Funds

Portfolios	Classes
MassMutual Blue Chip Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Diversified Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Mid Cap Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Overseas Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Cap Growth Equity Fund	I, R5, Service, Administrative, R4, A, R3, Y
MM S&P 500® Index Fund	I, R5, Service, Administrative, R4, A, R3

MassMutual Premier Funds

Portfolios	Classes
MassMutual Global Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Cap Opportunities Fund	I, R5, Service, Administrative, R4, A, R3, Y
MML Barings Core Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y, M1, M2
MML Barings Diversified Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y, M1, M2
MML Barings High Yield Fund	I, R5, Service, Administrative, R4, A, R3, Y, C, M1, M2
MML Barings Inflation-Protected and Income Fund	I, R5, Service, Administrative, R4, A, R3, Y, M1, M2
MML Barings Short-Duration Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y, L, C, M1, M2

MassMutual Advantage Funds

Portfolios	Classes
MML Barings Global Floating Rate Fund	I, Y, A, C, M1, M2
MML Barings Unconstrained Income Fund	I, Y, A, C, M1, M2
MML Clinton Limited Term Municipal Fund	I, Y, A
MML Clinton Municipal Credit Opportunities Fund	I, Y, A
MML Clinton Municipal Fund	I, Y, A

MML Series Investment Fund

Portfolios	Classes
MML Focused Equity Fund	II, Service I
MML Foreign Fund	Initial, Service
MML Income & Growth Fund	Initial, Service
MML Small/Mid Cap Value Fund	Initial, Service
MML Sustainable Equity Fund	Initial, Service
MML VIP Aggressive Allocation Fund*	Initial, Service
MML VIP American Century Mid Cap Value Fund	Initial, Service
MML VIP American Century Small Company Value Fund	II, Service I
MML VIP American Funds 65/35 Allocation Fund*	Service I

MML VIP American Funds 80/20 Allocation Fund*	Service I
MML VIP American Funds Growth Fund†	Service I
MML VIP Balanced Allocation Fund*	Initial, Service
MML VIP BlackRock® Equity Index Fund	I, II, III, Service I
MML VIP Conservative Allocation Fund*	Initial, Service
MML VIP Fidelity Institutional AM® Core Plus Bond Fund	II, Service I
MML VIP Growth Allocation Fund*	Initial, Service
MML VIP Invesco Global Fund	I, II, Service I
MML VIP Invesco Main Street Equity Fund	II, Service I
MML VIP JPMorgan U.S. Research Enhanced Equity Fund	Initial, Service
MML VIP Loomis Sayles Large Cap Growth Fund	Initial, Service
MML VIP MFS® International Equity Fund	II, Service I
MML VIP Moderate Allocation Fund*	Initial, Service
MML VIP T. Rowe Price Blue Chip Growth Fund	Initial, Service
MML VIP T. Rowe Price Equity Income Fund	Initial, Service
MML VIP T. Rowe Price Mid Cap Growth Fund	Initial, Service
MML VIP Wellington Small Cap Growth Equity Fund	Initial, Service

*Each a “fund of funds” for purposes of the Fee Schedule.

†Each a “feeder fund” for purposes of the Fee Schedule.

MML Series Investment Fund II

Portfolios	Classes
MML VIP Barings Core Bond Fund	Initial, Service
MML VIP Barings Inflation-Protected and Income Fund	Initial, Service
MML VIP Barings Short-Duration Bond Fund	II, Service I
MML VIP Barings U.S. Government Money Market Fund	Initial
MML VIP BlackRock® Balanced Fund	Initial, Service
MML VIP BlackRock iShares® 60/40 Allocation Fund	II, Service I
MML VIP BlackRock iShares® 80/20 Allocation Fund	II, Service I
MML VIP Franklin Templeton Equity Fund	Initial, Service
MML VIP Invesco Discovery Large Cap Fund	II, Service I
MML VIP Invesco Discovery Mid Cap Fund	II, Service I
MML VIP Invesco Small Cap Equity Fund	Initial, Service

MassMutual Select Funds		State Street Bank and Trust Company

By:	/s/ Renée Hitchcock	By:	/s/ Pete Thurmond
Name:	Renée Hitchcock	Name:	Pete Thurmond
Title:	CFO and Treasurer	Title:	SVP

MassMutual Premier Funds

By:	/s/ Renée Hitchcock
Name:	Renée Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL ADVANTAGE FUNDS

By:	/s/ Renée Hitchcock
Name:	Renée Hitchcock
Title:	CFO and Treasurer

MML Series Investment Fund

By:	/s/ Renée Hitchcock
Name:	Renée Hitchcock
Title:	CFO and Treasurer

MML Series Investment Fund II

By:	/s/ Renée Hitchcock
Name:	Renée Hitchcock
Title:	CFO and Treasurer